EXHIBIT 23






                 Consent of Independent Auditors


We consent to the incorporation by reference in the Registration
Statement (Form S-3 No. 33-49967) of Southwestern Bell Telephone
Company and in the related Prospectus of our report dated
February 14, 1997, with respect to the financial statements and schedules of Southwestern Bell Telephone Company included in this Annual Report (Form 10-K) for the year ended December 31, 1996.




                                   ERNST & YOUNG LLP

San Antonio, Texas
March 7, 1997